UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2009

FMC Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-16489	36-4412642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1803 Gears Road

Houston, Texas 77067

(Address, Including Zip Code,

of Principal Executive Offices)

Registrant’s telephone number, including area code: (281) 591-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into Material Definitive Agreement.

On January 13, 2009, FMC Technologies, Inc. (the “Company”) entered into a $350 million 364-day revolving credit agreement with Bank of America, N.A., as Administrative Agent. The new facility matures in January 2010. The Company now has combined committed bank lines of $950 million, including a $600 million, five-year revolving credit facility that matures in December 2012.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

10.16	$350,000,000 364-Day Credit Agreement dated, January 13, 2009, between FMC Technologies, Inc. and Bank of America, N.A., as Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FMC TECHNOLOGIES, INC.

		By:	/s/ William H. Schumann, III
Dated:	January 16, 2009	Name:	William H. Schumann, III
		Title:	Executive Vice President and Chief Financial Officer